Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 31, 2022, by and between Stronghold Energy II Operating, LLC, a Delaware limited liability company (“Stronghold OpCo”), Stronghold Energy II Royalties, LP, a Delaware limited partnership (“Stronghold RoyaltyCo,” together with Stronghold OpCo, collectively, “Stronghold” (unless the context otherwise requires that a reference to Stronghold be interpreted to refer individually to either Stronghold Party), and each individually, a “Stronghold Party”), Ring Energy, Inc., a Nevada corporation (“Ring Energy”), and the Persons who become party to this Agreement from time to time upon the execution of a Joinder (as defined herein) in accordance with Section 2.09.

RECITALS

WHEREAS, Ring Energy and Stronghold entered into a Purchase and Sale Agreement, dated as of July 1, 2022 (the “Purchase Agreement”), under which, among other things, Ring Energy will acquire certain assets from Stronghold;

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Ring Energy will issue the Stock Consideration, consisting of shares of its common stock, $0.001 par value per share (“Common Stock”), and shares of its 8% Series A preferred stock, par value $0.001 per share, that is convertible into Common Stock and having the rights, preferences and privileges set forth in the Certificate of Designations (the “Preferred Stock”) to Stronghold; and

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Ring Energy has agreed to grant to the Holders (as defined herein) certain rights with respect to the registration of the Registrable Securities (as defined herein) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article I
DEFINITIONS

Section 1.01         Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement, except that the terms set forth below are used herein as so defined:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person. As used in this definition, the term “control” and its derivatives means, with respect to any Person, the possession, directly or indirectly, of more than 50% of the equity interests or the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” is defined in the preamble.

“Board” means the board of directors of Ring Energy.

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks in Texas are generally open for business.

“Certificate of Designation,” means that certain certificate of designation dated as of August 30, 2022, establishing the Preferred Stock and prescribing the voting powers, designations, preferences, limitations, restrictions and relative rights of each such series of Preferred Stock.

“Common Stock” is defined in the recitals.

“EDGAR” is defined in Section 2.04(i).

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“Effectiveness Period” means the period beginning from and after the date the Shelf Registration Statement is declared or becomes effective until the earlier of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in the Shelf Registration Statement or there are no longer any Registrable Securities outstanding and (ii) the Termination Date.

“Equity Securities” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in the clause (i) or (ii) above. Unless otherwise indicated, the term “Equity Securities” refers to Equity Securities of Ring Energy.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Financial Counterparty” is defined in Section 2.04(r).

“Holder” means a holder of any Registrable Securities.

“Included Registrable Securities” is defined in Section 2.02(a).

“Joinder” is defined in Section 2.09.

“Launch Date” is defined in Section 2.02(b).

“Losses” is defined in Section 2.07(a).

“Managing Underwriter(s)” means, with respect to any Underwritten Offering or Overnight Underwritten Offering, the book running lead manager or managers of such Underwritten Offering or Overnight Underwritten Offering.

“Material Transaction” means an acquisition, merger, consolidation, tender offer, exchange offer, business combination, reorganization, share exchange, disposition, partnership, joint venture or other similar transaction that may be deemed “material,” as such term is defined according to SEC rules and guidance.

“Maximum Number of Securities” is defined in Section 2.02(c).

“Member Distribution” is defined in Section 2.01(b).

“Offering Holders” is defined in Section 2.03(a).

“Opt-Out Notice” is defined in Section 2.02(a).

“Overnight Underwritten Offering” is defined in Section 2.02(b).

“Parity Holders” is defined in Section 2.02(c).

“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.

“Piggyback Notice” is defined in Section 2.02(a).

“Piggyback Offering” is defined in Section 2.02(a).

“Preferred Stock” is defined in the recitals.

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“Purchase Agreement” is defined in the recitals.

“Ring Energy” is defined in the preamble.

“Ring Energy Cooperation Event” is defined in Section 2.04(r).

“Registrable Securities” means: (i) any Common Stock received by Stronghold in connection with the transactions contemplated by the Purchase Agreement or acquired after the date hereof, including shares of Common Stock issuable upon conversion of the Preferred Stock (whether or not convertible in accordance with the terms of the Certificate of Designation at such time, subject to any applicable transfer restrictions pursuant to such Certificate of Designation); (ii) any Equity Securities of Ring Energy issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization; and (iii) any other shares of Common Stock owned as of the date hereof by Persons that are the registered holders of securities described in clauses (i) and (ii) above.

“Registration Expenses” is defined in Section 2.06(a).

“Registration Statement” means any registration statement of Ring Energy filed or to be filed with the SEC under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” is defined in Section 2.06(a).

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

“Selling Holder Indemnified Persons” is defined in Section 2.07(a).

“Selling Holder Underwriter Registration Statement” is defined in Section 2.04(p).

“Shelf Registration Statement” is defined in Section 2.01(a).

“Staff” means the staff of the SEC.

“Stronghold” is defined in the preamble.

“Stronghold OpCo” is defined in the preamble.

“Stronghold Party” is defined in the preamble.

“Stronghold RoyaltyCo” is defined in the preamble.

“Termination Date” is defined in Section 3.20.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

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“Underwritten Offering Filing” is defined in Section 2.02(a).

“WKSI” means “well known seasoned issuer” as defined under Rule 405 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect).

Section 1.02         Registrable Securities. Any Registrable Security will cease to be a Registrable Security when: (a) a Registration Statement covering such Registrable Security is effective and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act; or (c) such Registrable Security is held by Ring Energy or one of its subsidiaries; provided that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities shall not be a Registrable Security.

Section 1.03         Effectiveness. This Agreement is effective as of the date of hereof and shall continue in full force and effect until there are no longer any Registrable Securities outstanding.

Article II
REGISTRATION RIGHTS

Section 2.01         Shelf Registration.

(a)           Shelf Registration. Ring Energy shall (i) prepare and file, by no later than the date that is 10 days after Ring Energy’s receipt of all information required from Stronghold to be included in the selling stockholder table of the Shelf Registration Statement (as defined below), a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time, including as permitted by Rule 415 under the Securities Act (or any similar provision then in force) with respect to all of the Registrable Securities (the “Shelf Registration Statement”) and (ii) use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable thereafter but in no event later than 45 days (or 90 days, if the Shelf Registration Statement is on Form S-1) after the date hereof; provided, however, in the event of a review by the Staff, within five Business Days of being informed by the Staff that the Staff have no further comments on the Shelf Registration Statement.

(b)           The Shelf Registration Statement shall be on Form S-3 (or any equivalent or successor form) under the Securities Act and, if Ring Energy is a WKSI as of the filing date thereof, shall be an automatic shelf registration statement that becomes effective upon filing with the SEC in accordance with Rule 462(e) or, if Form S-3 is not then available to Ring Energy, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities; provided, however, that if Ring Energy has filed the Shelf Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, Ring Energy shall (i) file a post-effective amendment to the Shelf Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw the Shelf Registration Statement on Form S-1 and file a subsequent Shelf Registration Statement on Form S-3 or any equivalent or successor form or forms. The Shelf Registration Statement shall provide for the distribution or resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Shelf Registration Statement. Subject to Section 2.01(c), Ring Energy shall use its reasonable best efforts to cause the Shelf Registration Statement to remain effective under the Securities Act during the Effectiveness Period and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available for the resale of all the Registrable Securities by the Holders. The Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As soon as practicable following the date of effectiveness of such Shelf Registration Statement, but in any event within three Business Days of such date, Ring Energy will notify the Holders of the effectiveness of such Shelf Registration Statement. Notwithstanding anything contained herein to the contrary, Ring Energy hereby agrees that (i) the Shelf Registration Statement shall contain all language (including on the prospectus cover sheet, the selling stockholders’ table and the footnotes thereto, and the plan of distribution) as may be reasonably requested by any Stronghold Party to allow for a distribution to, and resale by, the direct or indirect members, stockholders or partners (as the case may be) of such Stronghold Party (each, a “Member Distribution”), each of whom shall thereafter be considered a Holder under the terms of this Agreement upon execution of a Joinder, and (ii) Ring Energy shall, at the reasonable request of any Stronghold Party seeking to effect a Member Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Shelf Registration Statement, or revise such language if deemed reasonably necessary by such Stronghold Party to effect any such Member Distribution.

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(c)           Delay Rights. Notwithstanding anything to the contrary contained herein, Ring Energy may, upon written notice to (x) all Holders, delay the filing of the Shelf Registration Statement, subject in all respects to clause (A)(I) below, or (y) any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement but such Selling Holder may settle any contracted sales of Registrable Securities) if Ring Energy (i) is pursuing an acquisition, merger, tender offer, reorganization, disposition or other similar transaction and the Board determines in good faith that its ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Board would materially adversely affect Ring Energy; provided, however, in no event shall (A) such filing of the Shelf Registration Statement be delayed under clause (x) of this Section 2.01(c) (I) due to the negotiation, entry into or announcement of a Material Transaction or due to the preparation of any SEC Documents related to such Material Transaction, including historical, pro forma or “target” Buyer SEC Financial Statements to be included in such SEC Documents or (II) for a period that exceeds 10 days; or (B) such Selling Holders be suspended under clause (y) of this Section 2.01(c) from selling Registrable Securities pursuant to the Shelf Registration Statement more than two times in a twelve-month period or for a period that exceeds an aggregate of 45 days in any 90-day period or 75 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, Ring Energy shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement. If Ring Energy exercises its suspension rights under clause (y) of this Section 2.01(c), then, during such suspension period, Ring Energy shall not engage in any transaction involving the offer, issuance, sale or purchase of Equity Securities (whether for the benefit of Ring Energy or a third Person), except transactions involving (I) the issuance or purchase of Equity Securities as contemplated by Ring Energy’s employee benefit plans or employee or director arrangements or (II) the issuance of Equity Securities to a seller as consideration for, or to a third party in order to finance or partially finance, the transaction specified under clause (i) of this Section 2.01(c) that was the basis for which the suspension rights under this Section 2.01(c)(y) were exercised.

Section 2.02         Piggyback Rights.

(a)           Participation. Except as provided in Section 2.02(b), if at any time during the Effectiveness Period, Ring Energy proposes to file (i) a shelf registration statement other than the Shelf Registration Statement (in which event Ring Energy covenants and agrees to include thereon a description of the transaction under which the Holders acquired the Registrable Securities), (ii) a prospectus supplement to an effective shelf registration statement, other than the Shelf Registration Statement contemplated by Section 2.01(a), or (iii) a registration statement, other than a shelf registration statement, in the case of each of clause (i), (ii) or (iii), for the sale of Common Stock in an Underwritten Offering or Overnight Underwritten Offering for its own account and/or the account of another Person, then as soon as practicable but not less than ten Business Days (or two Business Days in the case of an Overnight Underwritten Offering) prior to the filing of (A) any preliminary prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (B) the prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (C) such registration statement (other than a Shelf Registration Statement), as the case may be (an “Underwritten Offering Filing”), Ring Energy shall give notice (including, but not limited to, notification by email) of such proposed Underwritten Offering (a “Piggyback Offering”) to the Holders and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of shares of Common Stock (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if Ring Energy has been advised by the Managing Underwriter(s) in writing that the inclusion of Registrable Securities for sale for the benefit of the Selling Holders will have a material adverse effect on the price, timing or distribution of the Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Selling Holders shall be determined based on the provisions of Section 2.02(c). The notice required to be provided in this Section 2.02(a) to each Holder (the “Piggyback Notice”) shall be provided on a Business Day pursuant to Section 3.01. Each Holder shall then have five Business Days (or two Business Days in the case of an Overnight Underwritten Offering) after the date on which the Holders received the Piggyback Notice to request inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Board shall determine for any reason not to undertake or to delay such Underwritten Offering, Ring Energy may, at its election, give written notice of such determination to the Selling Holders and (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in any Underwritten Offering, Overnight Underwritten Offering or Piggyback Offering by giving written notice to Ring Energy of such withdrawal up to and including the time of pricing of such offering. Notwithstanding the foregoing, any Holder may deliver written notice (an “Opt-Out Notice”) to Ring Energy requesting that such Holder not receive notice from Ring Energy of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder, Ring Energy shall not deliver any notice to such Holder pursuant to this Section 2.02(a), unless such Opt-Out Notice is revoked by such Holder.

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(b)           Overnight Underwritten Offering Piggyback Rights. If, at any time during any Effectiveness Period, Ring Energy proposes to file an Underwritten Offering Filing and such Underwritten Offering is expected to be launched (the “Launch Date”) after the close of trading on one trading day and priced before the open of trading on the next succeeding trading day (such execution format, an “Overnight Underwritten Offering”), then no later than one Business Day after Ring Energy engages one or more Managing Underwriter(s) for the proposed Overnight Underwritten Offering, Ring Energy shall notify (including, but not limited to, notice by email) the Holders of the pendency of the Overnight Underwritten Offering and such notice shall offer the Holders the opportunity to include in such Overnight Underwritten Offering such number of Registrable Securities as each such Holder may request in writing within two Business Days after such Holder receives such notice. Notwithstanding the foregoing, if Ring Energy has been advised by the Managing Underwriter(s) in writing that the inclusion of Registrable Securities in the Overnight Underwritten Offering for the accounts of the Selling Holders is likely to have a material adverse effect on the price, timing or distribution of the Common Stock being offered in such Overnight Underwritten Offering, then the amount of Registrable Securities to be included in the Overnight Underwritten Offering for the accounts of Selling Holders shall be determined based on the provisions of Section 2.02(c). If, at any time after giving written notice of its intention to execute an Overnight Underwritten Offering and prior to the closing of such Overnight Underwritten Offering, Ring Energy determines for any reason not to undertake or to delay such Overnight Underwritten Offering, Ring Energy shall give written notice of such determination to the Selling Holders and, (i) in the case of a determination not to undertake such Overnight Underwritten Offering, shall be relieved of its obligation to sell any Registrable Securities held by the Selling Holders in connection with such abandoned or delayed Overnight Underwritten Offering, and (ii) in the case of a determination to delay such Overnight Underwritten Offering, shall be permitted to delay offering any Registrable Securities held by the Selling Holders for the same period as the delay of the Overnight Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Overnight Underwritten Offering by giving written notice to Ring Energy of such withdrawal at least one Business Day prior to the expected Launch Date. Notwithstanding the foregoing, any Holder may deliver an Opt-Out Notice to Ring Energy requesting that such Holder not receive notice from Ring Energy of any proposed Overnight Underwritten Offering and, following receipt of such an Opt-Out Notice from a Holder, Ring Energy shall not deliver any notice to such Holder pursuant to this Section 2.02(b), unless such Opt-Out Notice is revoked by such Holder.

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(c)           Priority of Rights. In connection with an Underwritten Offering and Overnight Underwritten Offering contemplated by Section 2.02(a) and Section 2.02(b), respectively, if the Managing Underwriter(s) of any such Underwritten Offering or Overnight Underwritten Offering, as the case may be, advises Ring Energy that the total amount of Common Stock that the Selling Holders and any other Persons intend to include in such Underwritten Offering or Overnight Underwritten Offering exceeds the number that can be sold in such Underwritten Offering or Overnight Underwritten Offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered in such Underwritten Offering or Overnight Underwritten Offering, as the case may be, or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering or Overnight Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter(s) advise Ring Energy can be sold without having such adverse effect (such maximum number of shares of Common Stock, the “Maximum Number of Securities”), with such number to be allocated (i) first, to Ring Energy, (ii) second, pro rata among all Selling Holders and, subject to Section 2.11, holders of any other securities of Ring Energy having rights of registration on parity with the Registrable Securities (“Parity Holders”) who have requested participation in such Underwritten Offering or Overnight Underwritten Offering. The pro rata allocations for each such Selling Holder or Parity Holder shall be (A) based on the percentage derived by dividing (1) the number of shares of Common Stock (or other securities) that such Selling Holder or such Parity Holder has requested be included in such Underwritten Offering or Overnight Underwritten Offering by (2) the aggregate number of shares of Common Stock (or other securities) that all Selling Holders and all Parity Holders have requested be included in such Underwritten Offering or Overnight Underwritten Offering or (B) as otherwise agreed by such Selling Holder or Parity Holder, as applicable.

(d)           Notwithstanding anything in this Section 2.02 to the contrary, no Holder shall have any right to include any Common Stock in any offering by Ring Energy of Common Stock executed pursuant to any “at the market” program that Ring Energy may have in effect from time to time on or after the date of this Agreement.

Section 2.03         Underwritten Offering.

(a)           In the event that one or more Holders of Registrable Securities (the “Offering Holders”) notify Ring Energy in writing of their election to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering or Overnight Underwritten Offering and reasonably expect aggregate gross proceeds of at least $35 million from such Underwritten Offering or Overnight Underwritten Offering, (i) Ring Energy shall give notice (including, but not limited to, notification by email, with such notice given no later than one Business Day after the engagement by Ring Energy of the Managing Underwriter(s) in the case of a proposed Overnight Underwritten Offering) of such proposed Underwritten Offering or Overnight Underwritten Offering to the other Holders on a Business Day and such notice with respect to an Underwritten Offering shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities as each such Holder may request in writing (within five Business Days); provided, that no Holder other than the Offering Holders will be entitled to include their Registrable Securities in an Overnight Underwritten Offering; and (ii) Ring Energy will retain Underwriters selected by the Offering Holders holding a majority of the then-outstanding Registrable Securities to be disposed of pursuant to such Underwritten Offering or Overnight Underwritten Offering (which Underwriters shall be reasonably acceptable to Ring Energy) subject to such sale through an Underwritten Offering or Overnight Underwritten Offering including entering into an underwriting agreement in customary form with the Managing Underwriter(s), which underwriting agreement shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.07, and will take all reasonable actions as are requested by the Managing Underwriter(s) in order to expedite or facilitate the registration and disposition of the Registrable Securities; provided, however, that Ring Energy shall not be required to effect more than three Underwritten Offerings or Overnight Underwritten Offerings pursuant to this Section 2.03 in any 365-day period. Ring Energy management shall participate in a roadshow or similar marketing effort on behalf of any such Holder or Holders if requested by the Managing Underwriter(s). No Selling Holder may participate in such Underwritten Offering or Overnight Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably and customarily required under the terms of such underwriting agreement. No Selling Holder shall be required to make any representations or warranties to or agreements with Ring Energy or the underwriters other than representations, warranties or agreements regarding such Selling Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representations required by law. If any Selling Holder disapproves of the terms of an Underwritten Offering or Overnight Underwritten Offering contemplated by this Section 2.03(a), such Selling Holder may elect to withdraw therefrom by notice to Ring Energy and the Managing Underwriter(s); provided, however, that such notice of withdrawal must be made at a time up to and including the time of pricing of such offering in order to be effective. No such withdrawal or abandonment shall affect Ring Energy’s obligation to pay Registration Expenses.

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(b)           In connection with an Underwritten Offering (other than an Overnight Underwritten Offering) contemplated by Section 2.03(a), if the Managing Underwriter(s) of any such Underwritten Offering advises the Selling Holders that the total amount of Registrable Securities that the Selling Holders intend to include in such Underwritten Offering exceeds the Maximum Number of Securities, then the Registrable Securities to be included in such Underwritten Offering shall include the Maximum Number of Securities, with such number to be allocated (i) first, pro rata among all Selling Holders, (ii) second, subject to Section 2.11, to the extent the number of securities proposed to be included in such Underwritten Offering by the Selling Holders is less than the Maximum Number of Securities, pro rata among all Parity Holders who have requested participation in such Underwritten Offering and (iii) third, to Ring Energy. The pro rata allocations for each such Selling Holder or Parity Holder, as applicable, shall be (A) (1) with respect to any Selling Holder, based on the percentage derived by dividing (aa) the number of shares of Common Stock (or other securities) that such Selling Holder has requested be included in such Underwritten Offering by (bb) the aggregate number of shares of Common Stock (or other securities) that all Selling Holders have requested be included in such Underwritten Offering, and (2) with respect to any Parity Holder, based on the percentage derived by dividing (aa) the number of shares of Common Stock (or other securities) that such Parity Holder has requested be included in such Underwritten Offering by (bb) the aggregate number of shares of Common Stock (or other securities) that all Parity Holders have requested be included in such Underwritten Offering, or (B) as otherwise agreed by such Selling Holder(s).

(c)           In connection with an Overnight Underwritten Offering contemplated by Section 2.03(a), if the Managing Underwriter(s) of any such Overnight Underwritten Offering advises the Selling Holders that the total amount of Registrable Securities that the Selling Holders intend to include in such Overnight Underwritten Offering exceeds the Maximum Number of Securities, then the Registrable Securities to be included in such Overnight Underwritten Offering shall include the Maximum Number of Securities, with such number to be allocated pro rata among all Selling Holders. The pro rata allocations for each such Selling Holder shall be based (A) on the percentage derived by dividing (aa) the number of shares of Common Stock (or other securities) that such Selling Holder has requested be included in such Overnight Underwritten Offering by (bb) the aggregate number of shares of Common Stock (or other securities) that all Selling Holders have requested be included in such Overnight Underwritten Offering or (B) as otherwise agreed by such Selling Holder(s). Notwithstanding anything in this Section 2.03 to the contrary, Parity Holders and Ring Energy shall not be entitled to piggyback registration rights with respect to an Overnight Underwritten Offering contemplated by Section 2.03(a).

Section 2.04         Registration Procedures. In connection with its obligations under this Article II, Ring Energy will, as expeditiously as possible:

(a)           prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to cause the Shelf Registration Statement to be effective and to keep the Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement;

(b)           if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering or Overnight Underwritten Offering from the Shelf Registration Statement and the Managing Underwriter(s) at any time shall notify Ring Energy in writing that, in the good faith judgment of such Managing Underwriter(s), inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering or Overnight Underwritten Offering of such Registrable Securities, Ring Energy shall use its commercially reasonable efforts to include such information in such a prospectus supplement;

(c)           furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC other than annual or quarterly reports on Form 10-K or 10-Q, respectively, current reports on Form 8-K or proxy statements; provided, however, that such reports or proxy statements shall be provided at least two Business Days prior to filing in connection with an Underwritten Offering or Overnight Underwritten Offering), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Shelf Registration Statement or such other Registration Statement or supplement or amendment thereto, and (ii) such number of copies of the Shelf Registration Statement or such other Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by the Shelf Registration Statement or such other Registration Statement;

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(d)           if applicable, use its reasonable best efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering or Overnight Underwritten Offering, the Managing Underwriter(s) shall reasonably request, except that Ring Energy will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e)           promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Shelf Registration Statement or any other Registration Statement contemplated by this Agreement, when the same has become effective; and (ii) the receipt of any written comments from the SEC with respect to any filing referred to in clause (i) and any written request by the SEC for amendments or supplements to the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement or any prospectus or prospectus supplement thereto;

(f)           promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of: (i) the happening of any event as a result of which, the prospectus or prospectus supplement contained in the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) the issuance or threat of issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or any other Registration Statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Ring Energy of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Ring Energy agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances then existing, and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(g)           upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to any offering of Registrable Securities;

(h)           in connection with an Underwritten Offering or Overnight Underwritten Offering, use commercially reasonable efforts to furnish upon request and addressed to the underwriters and to the Selling Holders on the date that shares of Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion of counsel for Ring Energy, and (ii) a “comfort letter” signed by the independent public accountants (and, if applicable, independent reserve engineers) who have certified Ring Energy’s financial statements included or incorporated by reference into the applicable Registration Statement, and each of the opinion and the “comfort letter” shall be in customary form and covering substantially the same matters with respect to such Registration Statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ (and, if applicable, independent reserve engineers’) letters delivered to the underwriters in Underwritten Offerings or Overnight Underwritten Offerings of securities, and such other matters as such underwriters or Selling Holders may reasonably request;

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(i)            otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders (which may be satisfied by making such information available on the SEC’s Electronic Data Gathering, Analysis and Retrieval system or any successor system known as “EDGAR”), as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j)            make available to the appropriate representatives of the Managing Underwriter(s) and Selling Holders access to such information and Ring Energy personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided that Ring Energy need not disclose any non-public information to any such representative unless and until such representative has entered into a customary confidentiality agreement with Ring Energy;

(k)           cause all such Registrable Securities covered by such Shelf Registration Statement to be listed on the current exchange on which Common Stock is traded as of the date hereof or each securities exchange or nationally recognized quotation system on which the Common Stock is listed or quoted in the future;

(l)            use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Ring Energy to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(m)          provide a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement;

(n)          enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities;

(o)           if reasonably required by Ring Energy’s transfer agent, use its commercially reasonable efforts to promptly (and in no more than two (2) Business Days) deliver any customary authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to transfer such Registrable Securities without legend, in accordance with applicable law, upon sale by the Holder of such Registrable Securities under the Registration Statement;

(p)           if any Selling Holder could reasonably be deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with the registration statement in respect of any registration of Registrable Securities of such Selling Holder pursuant to this Agreement, and any amendment or supplement thereof (any such registration statement or amendment or supplement, a “Selling Holder Underwriter Registration Statement”), then, until the Effectiveness Period ends, (i) cooperate with such Selling Holder in allowing such Selling Holder to conduct customary “underwriter’s due diligence” with respect to Ring Energy and satisfy its obligations in respect thereof; (ii) until the Effectiveness Period ends, at any Selling Holder request, furnish to such Selling Holder, on the date of the effectiveness of any Selling Holder Underwriter Registration Statement and thereafter no more often than on a quarterly basis, (A) a letter, dated such date, from Ring Energy’s independent certified public accountants (and, if applicable, independent reserve engineers) in form and substance as is customarily given by independent certified public accountants (and, if applicable, independent reserve engineers) to underwriters in an underwritten public offering, addressed to such Selling Holder, (B) an opinion, dated as of such date, of counsel representing Ring Energy for purposes of such Selling Holder Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” opinion for such offering, addressed to such Selling Holder and (C) a standard officer’s certificate from the Chief Executive Officer and Chief Financial Officer of Ring Energy addressed to such Selling Holder; and (iii) permit legal counsel of such Selling Holder to review and comment upon any Selling Holder Underwriter Registration Statement at least five Business Days prior to its filing with the SEC and all amendments and supplements to any such Selling Holder Underwriter Registration Statement within a reasonable number of days prior to their filing with the SEC and not file any Selling Holder Underwriter Registration Statement or amendment or supplement thereto in a form to which such Selling Holder’s legal counsel reasonably objects;

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(q)           if requested by a Selling Holder: (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement; and

(r)            in connection with any transaction or series of anticipated transactions (i) effected pursuant to the Shelf Registration Statement and (ii) involving a broker, agent, counterparty, underwriter, bank or other financial institution (“Financial Counterparty”) (each a “Ring Energy Cooperation Event”), to the extent requested by the Financial Counterparty in order to engage in the proposed Ring Energy Cooperation Event, Ring Energy will cooperate with the applicable Holder(s) in allowing Financial Counterparty to conduct customary “underwriter’s due diligence” with respect to Ring Energy, including (1) by using commercially reasonable efforts to cause its independent certified public accountants to provide to the Financial Counterparty a “cold comfort” letter in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Financial Counterparty (and, if applicable, a comparable letter signed by the independent reserve engineers), (2) by using commercially reasonable efforts to cause its outside counsel to deliver an opinion in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” letter for such offering, addressed to such Financial Counterparty, and (3) by providing a standard officer’s certificate from the chief executive officer or chief financial officer, or other officer serving such functions, of Ring Energy addressed to the Financial Counterparty; provided, that, for the avoidance of doubt, no Ring Energy Cooperation Event shall be deemed an Underwritten Offering or Overnight Underwritten Offering for purposes of Section 2.03.

Notwithstanding anything to the contrary in this Section 2.04, Ring Energy will not name a Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act) in any Registration Statement or Selling Holder Underwriter Registration Statement, as applicable, without such Holder’s consent. If the Ring Energy determines, upon advice of counsel, that Ring Energy is required to name any Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act), and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the applicable Registration Statement and Ring Energy shall have no further obligations hereunder with respect to Registrable Securities held by such Holder with respect to such Registration Statement or Selling Holder Registration Statement unless such Holder has not had an opportunity to conduct customary underwriter’s due diligence as set forth in Section 2.04(p) with respect to Ring Energy at the time such Holder’s consent is sought.

Each Selling Holder, upon receipt of notice from Ring Energy of the happening of any event of the kind described in subsection (e) of this Section 2.04, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.04 or until it is advised in writing by Ring Energy that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Ring Energy, such Selling Holder will, or will request the Managing Underwriter(s), if any, to deliver to Ring Energy (at Ring Energy’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05         Cooperation by Holders. Ring Energy shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information which Ring Energy determines, after consultation with counsel, is reasonably required for any registration statement or prospectus supplement thereto, as applicable, to comply with the Securities Act.

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Section 2.06         Expenses.

(a)           Certain Definitions. The term “Registration Expenses” means all expenses incident to Ring Energy’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Shelf Registration Statement, an Underwritten Offering or Overnight Underwritten Offering covered under this Agreement, and/or the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE American, New York Stock Exchange or other national securities exchange fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for Ring Energy, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and fees and expenses of one counsel engaged by the Holders of a majority of the then-outstanding Registrable Securities, not to exceed $50,000 in connection with the registration of the Registrable Securities on the initial Shelf Registration Statement; provided, however, that “Registration Expenses” shall not include any Selling Expenses. The term “Selling Expenses” means all (i) transfer taxes allocable to the sale of the Registrable Securities; (ii) fees and expenses of counsel engaged by the Holders in excess of the amounts payable by Ring Energy under the definition of “Registration Expenses”; and (iii) commissions and discounts of brokers, dealers and underwriters.

(b)           Expenses. Ring Energy will pay all Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering or Overnight Underwritten Offering, whether or not any sale is made pursuant to the Shelf Registration Statement. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of Registrable Securities hereunder.

Section 2.07         Indemnification.

(a)           By Ring Energy. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, to the extent permitted by applicable law, Ring Energy will indemnify and hold harmless each Selling Holder thereunder, its Affiliates that own Registrable Securities and their respective directors and officers and each underwriter pursuant to the applicable underwriting agreement with such underwriter and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act and its directors and officers (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’, accountants’ and experts’ fees and expenses (whether involving a third party claim or a claim solely among parties hereto and/or Selling Holder Indemnified Persons)) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading or arise out of or are based upon a Selling Holder being deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with the registration statement in respect of any registration of Ring Energy’s securities, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings (whether involving a third party claim or a claim solely among parties hereto and/or Selling Holder Indemnified Persons); provided, however, that Ring Energy will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Shelf Registration Statement or such other registration statement or any prospectus contained therein or any amendment or supplement thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b)           By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Ring Energy, its directors and officers and each Person, if any, who controls Ring Energy within the meaning of the Securities Act or of the Exchange Act against any Losses to the same extent as the foregoing indemnity from Ring Energy to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or any prospectus contained therein or any amendment or supplement thereof relating to the Registrable Securities; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds received by such Selling Holder (net of Selling Expenses) from the sale of the Registrable Securities giving rise to such indemnification.

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(c)           Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but such indemnified party’s failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 2.07. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.07 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one such separate counsel (firm) and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

(d)           Contribution. If the indemnification provided for in this Section 2.07 is held by a court or government agency of competent jurisdiction to be unavailable to Ring Energy or any Selling Holder or is insufficient to hold it harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between Ring Energy, on the one hand, and such Selling Holder, on the other hand, in such proportion as is appropriate to reflect the relative fault of Ring Energy, on the one hand, and of such Selling Holder, on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds received by such Selling Holder (net of Selling Expenses) from the sale of Registrable Securities giving rise to such indemnification. The relative fault of Ring Energy, on the one hand, and each Selling Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph (whether involving a third party claim or a claim solely among parties hereto and/or Selling Holder Indemnified Persons). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)           Other Indemnification. The provisions of this Section 2.07 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

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Section 2.08         Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, Ring Energy agrees to use its reasonable best efforts to:

(a)           make and keep public information regarding Ring Energy available, as those terms are understood and defined in Rule 144 (or any successor rule or regulation to Rule 144 then in force) of the Securities Act, at all times from and after the date of this Agreement;

(b)           file with the SEC in a timely manner all reports and other documents required of Ring Energy under the Securities Act and the Exchange Act at all times from and after the date of this Agreement;

(c)           so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Ring Energy, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration; and

(d)           take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act.

Section 2.09         Transfer or Assignment of Registration Rights. The rights to cause Ring Energy to include Registrable Securities in a Shelf Registration Statement and the rights of a Holder hereunder may be transferred or assigned by any Holder to one or more transferee(s) or assignee(s) of such Registrable Securities; provided that (a) Ring Energy is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned; and (b) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Holder under this Agreement by executing a Joinder in the form attached hereto as Exhibit A (the “Joinder”); provided, further, that nothing in this Section 2.09 shall limit a Stronghold Party’s rights set forth in Section 2.01(b) and Section 2.02(a) in connection with a Member Distribution.

Section 2.10         Information by Holder. Any Holder or Holders of Registrable Securities included in any Registration Statement shall promptly furnish to Ring Energy such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as Ring Energy may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to herein, including but not limited to information related to the number of Registrable Securities beneficially owned by the Holder.

Section 2.11         Limitation on Subsequent Registration Rights. From and after the date of this Agreement, Ring Energy shall not, without the prior written consent of the Holders, enter into any agreement with any current or future holder of any securities of Ring Energy that would allow such current or future holder to require Ring Energy to include securities in any Piggyback Offering by Ring Energy for its own account on a basis that is superior or pari passu in any material respect to the Piggyback Offering rights granted to the Holders pursuant to this Agreement.

Article III
MISCELLANEOUS

Section 3.01         Communications. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered, (b) sent by nationally recognized overnight courier, (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by email. Such notices and other communications must be sent to the following addresses or email addresses:

If to Ring Energy to:

Ring Energy, Inc.
1725 Hughes Landing Blvd., Suite 900
The Woodlands, Texas 77380
Attention: Paul D. McKinney, Chief Executive Officer
E-mail: pmckinney@ringenergy.com

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With copies (which shall not constitute notice) to:

Jones & Keller, P.C.

1675 Broadway, 26th Floor

Denver, Colorado 80202

Attention: Reid A. Godbolt

    Adam J. Fogoros

E-mail: rgodbolt@joneskeller.com

adamf@joneskeller.com

If to Stronghold to:

Stronghold Energy II Operating, LLC

508 W. Wall St., Suite 550

Midland, TX 79701
Attention: Caleb Weatherl
E-mail: caleb.weatherl@strongholdoperating.com

And with copies to (which will not constitute notice):

With copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street, 48th Floor

Houston, TX 77002

Attention: Julian J. Seiguer, P.C.

E-mail: julian.seiguer@kirkland.com

Kirkland & Ellis LLP

401 Congress Avenue, 25th Floor

Austin, TX 78701

Attention: Adam D. Larson, P.C.

E-mail: adam.larson@kirkland.com

If to any Holder:

at its address listed on the signature pages hereof or Joinder, if applicable;

or to such other address or email address as the party to whom notice is to be given may have furnished to such other party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered, (b) the next Business Day after delivery, if sent by nationally recognized, overnight courier, (c) on the second Business Day following the date on which the piece of mail containing such communication is posted, if sent by first-class mail or (d) on the date sent, if sent by email during normal business hours of the recipient or on the next Business Day, if sent by email after normal business hours of the recipient.

Section 3.02         Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

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Section 3.03         Assignment of Rights. All or any portion of the rights and obligations of the Holders under this Agreement may be transferred or assigned by the Holders only (a) in connection with a Member Distribution or (b) in accordance with Section 2.09. Ring Energy may not transfer or assign any portion of its rights and obligations under this Agreement without the prior written consent of all Holders who, together with their Affiliates, hold at least one percent (1%) or more of the then-outstanding shares of Common Stock.

Section 3.04         In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of their Registrable Securities to their respective direct or indirect equityholders, Ring Energy will use commercially reasonable efforts to cooperate with the foregoing Persons to facilitate such in-kind distribution in the manner reasonably requested and consistent with Ring Energy’s obligations under the Securities Act.

Section 3.05         Margin Loans. If reasonably requested by any Holder in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such securities without registration under the Securities Act, any margin loan with respect to such securities and any pledge of such securities), Ring Energy agrees to use commercially reasonable efforts to provide such Holder with customary and reasonable assistance (at such Holder’s sole expense; provided, that the maximum amount of costs and expenses of Ring Energy, including reasonable legal fees and expenses, that shall be required to be reimbursed by such Holder in respect of any such request shall not exceed $50,000) to facilitate such transaction, including, without limitation, (i) such action as such Holder may reasonably request from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act and (ii) entering into an “issuer’s agreement” in connection with any margin loan with respect to such securities in customary form.

Section 3.06         Material Transactions. Ring Energy shall not announce, authorize or enter into any agreement related to or consummate a Material Transaction prior to the date on which the Shelf Registration Statement is declared or becomes effective.

Section 3.07         Change of Control. Ring Energy shall not merge, consolidate or combine with any other Person unless the agreement providing for such merger, consolidation or combination expressly provides for the continuation of the registration rights specified in this Agreement with respect to the Registrable Securities or other Equity Securities issued pursuant to such merger, consolidation or combination.

Section 3.08         Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.09         Recapitalization, Exchanges, Etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of Ring Energy or any successor or assign of Ring Energy (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

Section 3.10         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature or other electronic means and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 3.11         Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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Section 3.12         Governing Law; Jurisdiction; Service of Process; Jury Waiver. This Agreement and any claim, controversy or dispute arising under or related to this Agreement or the transactions contemplated by this Agreement or the rights, duties and the legal relations among the parties shall be governed and construed in accordance with the laws of the State of Texas, excluding any conflicts of law rule or principle that might refer construction of such provisions to the laws of another jurisdiction except for any matters related to real property which shall be governed by the laws of the state where such real property is located. The parties consent to the exercise of jurisdiction in personam by the federal courts of the United States located in Houston, Texas or the state courts located in Houston, Texas for any action arising out of this Agreement, any transaction documents or any transaction contemplated by this Agreement or any transaction documents. All actions or Proceedings with respect to, arising directly or indirectly in connection with, out of, related to, or from this Agreement, any transaction documents or any transaction contemplated by this Agreement or any transaction documents shall be exclusively litigated in such courts described above having sites in Houston, Texas and each party irrevocably submits to the jurisdiction of such courts solely in respect of any Proceeding arising out of or related to this Agreement. Each party voluntarily, intentionally and irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, any right it may have to a trial by jury in respect of any action, suit or Proceeding arising out of or relating to this Agreement, any transaction documents or any transaction contemplated under this Agreement or any transaction document. The parties further agree, to the extent permitted by law, that a final and nonappealable judgment against a party in any action or Proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment. To the extent that a party or any of its Affiliates has acquired, or hereafter may acquire, any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party (on its own behalf and on behalf of its Affiliates) irrevocably (i) waives such immunity in respect of its obligations with respect to this Agreement and (ii) submits to the personal jurisdiction of any court described in this Section 3.12.

Section 3.13         Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.14         Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Ring Energy set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.15         Amendment. This Agreement may be amended only by means of a written amendment signed by Ring Energy and the Holders of a majority of the then-outstanding Registrable Securities. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

Section 3.16         No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.17         Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders (and their transferees or assignees) and Ring Energy shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, as such, for any obligations of a Holder under this Agreement or for any claim based on, in respect of or by reason of such obligation or its creation.

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Section 3.18         Independent Nature of Each Holder’s Obligations. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

Section 3.19         Further Assurances. Ring Energy and each of the Holders shall cooperate with each other and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

Section 3.20         Termination of Registration Rights. After effectiveness in accordance with Section 2.01, this Agreement shall terminate with respect to each individual Holder, and such Holder and Ring Energy shall have no further rights or obligations hereunder on the date of the earliest to occur of the following (such date, the “Termination Date”): (i) the first date after the one-year anniversary of this Agreement on which such individual Holder, together with its Affiliates, owns less than one percent (1%) of Ring Energy’s then-outstanding Common Stock, including shares of Common Stock issuable upon conversion of the Preferred Stock (whether or not convertible in accordance with the terms of the Certificate of Designation at such time), and (ii) the date on which all Registrable Securities owned by such Holder may be sold without restriction pursuant to Rule 144 (or any similar provision) under the Securities Act with no volume, manner of sale or other restrictions or limitations.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

STRONGHOLD ENERGY II OPERATING, LLC

By:	/s/ Caleb Weatherl

Name:	Caleb Weatherl

Title:	President and Chief Financial Officer

STRONGHOLD ENERGY II ROYALTIES, LP

By:	/s/ Caleb Weatherl

Name:	Caleb Weatherl

Title:	President and Chief Financial Officer

RING ENERGY, INC.

By:	/s/ Travis T. Thomas

Name:	Travis T. Thomas

Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

EXHIBIT A

FORM OF JOINDER AGREEMENT

[DATE]

The undersigned hereby absolutely, unconditionally and irrevocably agrees to be bound by the terms and provisions of that certain Registration Rights Agreement, dated as of August 31, 2022, by and among Ring Energy, Inc., a Nevada corporation, Stronghold Energy II Operating, LLC, a Delaware limited liability company, Stronghold Energy II Royalties, LP, a Delaware limited partnership, and the Persons identified on Schedule I thereto who become party thereto from time to time (the “Registration Rights Agreement”), and to join in the Registration Rights Agreement as a Holder with the same force and effect as if the undersigned were originally a party thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first written above.

Name:

Address: